Foreign Currency Sensitivity (Detail) € in Thousands	12 Months Ended
Dec. 31, 2018 EUR (€)
Sensitivity analysis [line items]
USD impact on cash and term accounts held in USD	€ 752
Rate for amount in EUR	€ 1
USD rate increase/decrease by	0.00%
Net result would be higher	€ 1,561
Net result would be lower	€ 1,278